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                                                                    EXHIBIT 10.9

               BLACKBAUD SOFTWARE LICENSE AGREEMENT ("AGREEMENT")

READ THE TERMS AND CONDITIONS OF THIS LICENSE AGREEMENT CAREFULLY BEFORE OPENING THE PACKAGE CONTAINING THE COMPUTER SOFTWARE AND THE ACCOMPANYING USER DOCUMENTATION (COLLECTIVELY, THE "SOFTWARE". THE SOFTWARE IS COPYRIGHTED AND LICENSED (NOT SOLD). BY OPENING THE PACKAGE CONTAINING THE SOFTWARE, YOU ARE ACCEPTING AND AGREEING TO THE TERMS OF THIS LICENSE AGREEMENT. IF YOU ARE NOT WILLING TO BE BOUND BY THE TERMS OF THIS LICENSE AGREEMENT, YOU SHOULD RETURN THE PACKAGE UNOPENED WITHIN THIRTY (30) DAYS OF YOUR INVOICE DATE, AND YOU WILL RECEIVE A CREDIT OR A REFUND. THIS LICENSE AGREEMENT REPRESENTS THE ENTIRE AGREEMENT CONCERNING THE SOFTWARE BETWEEN YOU AND BLACKBAUD AND IT SUPERCEDES ANY PRIOR PROPOSAL, REPRESENTATION, OR UNDERSTANDING BETWEEN THE PARTIES.

1. LICENSE GRANT. This is a legal agreement between You, the end user, and Blackbaud, Inc. ("Blackbaud"). Blackbaud grants to You, and You accept, a nontransferable, nonexclusive license to use one copy of the Software in machine readable, object code form only, and the accompanying user documentation ("User Documentation") for the Software, only as authorized in this Agreement. For purposes of this Agreement, the "Software" includes not only the computer program contained in this package and updates thereto, but also all applications or modifications written by Blackbaud for You utilizing the Application Programming Interface ("API") or Visual Basic Application ("VBA") contained in the Software ("Blackbaud Tools"), if any. You have a non-transferable, royalty free license to use such applications or modifications under the terms of this License. If You or a third party on your behalf creates an application or modification using the Blackbaud Tools, You shall only have title to such modification that remains after the Blackbaud Tools are separated from the modification. You hereby grant to Blackbaud a perpetual, royalty free, transferable license to use any application or modification created by you or a third party on your behalf using the Blackbaud Tools. You may purchase a single copy license or a network license for the Software. If you have purchased a single copy license, You may only use the Software on one single computer at a time. If You have purchased a network license, You may only use the Software on a licensed computer network where Your simultaneous use of and access to the Software must be limited to the number of authorized users You designate in Blackbaud's standard order form. For purposes of this Agreement, a computer network is any combination of two or more terminals that are electronically linked and capable of sharing the use of a single copy of the Software. If this License includes runtime applications, such License is transferable with respect to such applications only to Your bona fide affiliate offices disclosed in writing to Blackbaud. Your use of the Software may not exceed the scope of the use provisions above without the express written agreement of Blackbaud and Your payment of additional license fees. Blackbaud reserves the right to charge late fees for overdue payments. In addition, you may make only one (1) exact copy of the Software (using the same Blackbaud serial number) for testing purposes only, in a non-production environment.

2. COPYRIGHT. The Software contains trade secret and proprietary information owned by Blackbaud or its third party licensors and is protected by United States copyright laws and international trade provisions. You must treat the Software like any other copyrighted material and, except solely for backup or archival purposes for which You may make copies, You may not disclose, copy, transfer or transmit the Software or the User Documentation, electronically or otherwise, for any purpose. All permitted copies of the Software and the User Documentation must include Blackbaud's copyright and other proprietary notices.

3. OTHER RESTRICTIONS. You agree that the Software and the User Documentation are proprietary products and that all right, title and interest in and to the Software and User Documentation, including all associated intellectual property rights, are and shall at all times remain with Blackbaud and its third party licensors. You may not sublicense, assign, transfer, sell, rent, lend or lease the Software or the User Documentation, or any portions thereof, and any attempt to do so is null and void. You may not reverse engineer, disassemble, decompile or make any attempt to ascertain, derive or obtain the source code for the Software.

4. LIMITED WARRANTY. For a period of thirty (30) days from the date of Your receipt of the Software (the "Warranty Period"), Blackbaud warrants that the media on which the Software is distributed will be free from defects in materials and workmanship and that the Software will perform substantially in accordance with the functional specifications contained in the User Documentation. Any written or oral information or representations provided by Blackbaud agents, employees, resellers, consultants or service providers with respect to the use or operation of the Software will in no way increase the scope of this warranty.

5. CUSTOMER REMEDIES. If during the Warranty Period the Software fails to comply with the warranty set forth above, Blackbaud's entire liability and Your exclusive remedy will be either a) repair or replacement of the Software, or if in Blackbaud's opinion such repair or replacement is not possible, then b) a full refund of the price paid for the Software. The foregoing remedies apply only if You return all copies of the Software to Blackbaud within 30 days of receipt by You. This limited warranty is void if failure of the Software has resulted from accident, abuse, misuse or negligence of any kind in the use, handling or operation of the Software, including any use not consistent with the User Documentation or Blackbaud training.

6. MAINTENANCE. Payment of Blackbaud's annual maintenance fee entitles You to receive those maintenance services provided to Blackbaud's general client base for the Software You have licensed. Unless otherwise agreed in writing, Blackbaud's maintenance obligations do not cover any application, modification or interface written by Blackbaud, You or a third party using Blackbaud Tools.

You are responsible for (i) installing all Updates and Enhancements to the Software; (ii) updating all other non-Blackbaud software used in conjunction with the Software, including but not limited to operating system software, word processing, spreadsheet, reporting and/or database software; and (iii) upgrading any hardware and memory on the system on which You use the Software. If you are using Blackbaud products that require a common database, you must remain current on maintenance for all products for as long as the software is in use in order to assure the integrity of your Software. Cancellation of maintenance on any one system may cause incompatibilities with related products, and performance of all Software could be adversely affected. Blackbaud has no other responsibilities with respect to Maintenance other than those specified in this Section and will not be responsible for maintaining other than the most current, unaltered release of the Software.

7. NO OTHER WARRANTIES. BLACKBAUD DOES NOT AND CANNOT WARRANT THE PERFORMANCE OR RESULTS OBTAINED BY YOU IN USING THE SOFTWARE, OR THAT THE SOFTWARE WILL MEET YOUR REQUIREMENTS OR THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE. EXCEPT FOR THE WARRANTIES SET FORTH ABOVE, THE SOFTWARE IS LICENSED "AS IS" AND BLACKBAUD EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES WITH RESPECT TO THE SOFTWARE, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8. LIMITATION ON LIABILITY. IN NO EVENT WILL BLACKBAUD BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, OPPORTUNITIES OR CONTRIBUTIONS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, GOOD WILL, OR OTHER PECUNIARY OR NON-PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE, EVEN IF BLACKBAUD HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL BLACKBAUD'S LIABILITY EXCEED THE LICENSE FEES PAID BY YOU DURING THE TWO-YEAR PERIOD PRECEEDING NOTICE TO BLACKBAUD OF YOUR LOSS. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

9. TERMINATION. This license is effective until terminated. You may terminate the license granted under this Agreement at any time by returning all copies of the Software to Blackbaud or destroying or erasing all copies of the Software. It will also terminate at our option upon your failure to comply with any material term and condition hereof. In the event of termination, all the sections of the license will survive except the License Grant and Maintenance sections.

10. SOFTWARE MODIFICATIONS. Other than modifications using Blackbaud API or VBA tools, any modifications that You make to the Software, including any modifications to any third party licensor software included with or embedded in the Software will void any Maintenance or Warranty obligations contained in this Agreement. Blackbaud will not be liable, in any respect, for any such modifications or any errors or damages resulting from such modifications.

11. MISCELLANEOUS. This Agreement and your Agreement to Purchase together set forth the entire agreement between the parties with respect to the subject matter hereof and all other agreements, representations, communications and understandings, both oral and written, are superceded hereby. (You will have a separate agreement for maintenance services.) If any court of competent jurisdiction declares any term of this Agreement void or unenforceable, that declaration shall have no effect on the remaining terms hereof. The failure by either party to enforce any rights granted hereunder or to take action against the other party in the event of any breach of this Agreement will not be deemed a waiver by that party as to the subsequent enforcement of rights or subsequent actions in the event of future breaches. Neither party shall be liable for any delay, nonperformance or related damages if such delay or nonperformance was due to causes beyond its reasonable control, including, but not limited to acts of God, civil emergencies, electrical power failure, loss of communications, or the delay of the other party or third parties.

12. ARBITRATION. Any disputes or claims under this Agreement or its breach shall be submitted to and resolved exclusively by arbitration conducted in accordance with American Arbitration Association rules. One arbitrator appointed under such rules shall conduct arbitration. Arbitration shall be in Charleston, S.C., and the laws of South Carolina shall be applied. Any decision in arbitration shall be final and binding upon the parties. Judgment may be entered thereon in any court of competent jurisdiction. Notwithstanding the above, Blackbaud may sue in any court for infringement of its proprietary or intellectual property rights.

Software License Agreement 06/01/00